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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
           Current Report Pursuant to Section 13 or 15-(d) of the
                     Securities and Exchange Act of 1934

     Date of Report (Date of earliest event reported): March 26, 1997


                           EAGLE BANCSHARES, INC.
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           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  Georgia                                  58-1640222
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     (STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NO.)

                        Commission file number  0-14379
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     4305 Lynburn Drive, Tucker, Georgia                   30084-4441
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                               (770) 908-6690
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            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                   N/A
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            (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                       IF CHANGED SINCE LAST REPORT.)


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Item 2.  Acquisition or Disposition of Assets

On March 26, 1997 Eagle Bancshares, Inc. ("Eagle") acquired all of the outstanding shares of Southern Crescent Financial Corp ("SCFC") in accordance with the Agreement and Plan of Merger (the Merger Agreement) dated August 13, 1996. Simultaneously therewith, Southern Crescent Bank, a wholly owned commercial bank subsidiary of SCFC merged with and into Tucker Federal Bank, Eagle's wholly owned savings and loan association subsidiary. Eagle is the surviving corporation in the Merger and Tucker Federal Bank is the surviving entity in the bank merger and will remain a wholly owned savings association of Eagle. The merger will be accounted for as a pooling of interest.

In accordance with the Merger Agreement, the consideration was calculated with
the following terms.   Each outstanding share of SCFC common stock (excluding
shares held by stockholders who perfected their dissenters' rights under Georgia law) were converted into and exchanged for the right to receive the number of shares (the "Merger Consideration") of Common Stock, $1.00 par value per share, of Eagle (the "Eagle Stock") equal to $19.177 divided by the Eagle Stock Price (as defined below); provided that (i) if the Eagle Stock Price is equal to or less than $14.50 per share, the Merger Consideration will be 1.323 shares of Eagle Stock for each share of SCFC Common Stock and (ii) if the Eagle Stock Price is equal to or more than $16.50 per share, the Merger Consideration will be 1.162 shares of Eagle Stock for each share of SCFC Common Stock. The Eagle Stock Price will be equal to the average of the Daily Average Value of Eagle Stock as reported on the Nasdaq National Market on the 30 trading days ending five trading days before the effective time of the Merger. The Daily Average of the Eagle Stock on a trading day will be the average of the closing bid and ask prices of the Eagle Stock as reported on the Nasdaq National Market for such day.

As a result of the foregoing formula, the shareholders of SCFC received 1.162 shares of Eagle stock for each share of SCFC Common Stock. Eagle will issue 1,108,000 shares in exchange for the outstanding shares of SCFC Common Stock.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Southern Crescent Financial Corp:

     The following documents filed with the Commission under Section 13(a) or 15(d) of the Exchange Act are hereby incorporated by reference:

     (1)  SCFC's Annual Report on Form 10-K for the year ended December 31,
     1995.
     (2) SCFC's Quarterly Report on Form 10-Q for the three months ended March 31, 1996.
     (3) SCFC's Quarterly Report on Form 10-Q for the six months ended June 30, 1996.
     (4) SCFC's Quarterly Report on Form 10-Q for the nine months ended September 30, 1996.


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(b)  Pro forma financial information

It is currently impracticable to provide pro forma financial information relative to the merger transaction. The required pro forma financial information will be filed under cover of Form 8 as soon as practicable, and no later than 60 days from the date of this filing.

(c)  Exhibits

     2. Agreement and Plan of Merger dated as of August 13, 1996 by and between Eagle, SCFC and SCB (incorporated by reference from Appendix A in the company's Registrations Statement on Form S-4 dated November 8, 1996)

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EAGLE BANCSHARES, INC.
                                            (Registrant)

                                          /s/
Date:  April 10, 1997                   -------------------------------------
                                        Conrad J. Sechler, Jr.
                                        Chairman of the Board, President and
                                        Principal Executive Officer



     Pursuant to the requirements of the Securities Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.




                                          /s/
Date:  April 10, 1997                   -------------------------------------
                                        Richard B. Inman, Jr.
                                        Director, Secretary and Treasurer

                                          /s/
Date:  April 10, 1997                   -------------------------------------
                                        Conrad J. Sechler, Jr.
                                        Chairman of the Board and President


                                          /s/
Date:  April 10, 1997                   -------------------------------------
                                        LuAnn Durden
                                        Chief Financial Officer


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                                 EXHIBIT INDEX
2. Agreement and Plan of Merger dated as of August 13, 1996 by and between Eagle, SCFC and SCB (incorporated by reference from Appendix A in the company's Registrations Statement on Form S-4 dated November 8, 1996)











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